UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

FATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Dr. San Diego, CA	92131
(Address of principal executive offices)	(Zip Code)

(858) 875-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FATE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On March 19, 2024, Fate Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Jefferies LLC and Leerink Partners LLC, as representatives of the several underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 14,545,454 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at an offering price of $5.50 per Share (the “Offering”).

The Company estimates that net proceeds from the Offering will be approximately $74.7 million, after deducting the Underwriters’ discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering, together with the net proceeds from the private placement described under the heading “Securities Purchase Agreement” below, for funding clinical trials and nonclinical studies of the Company’s product candidates, manufacturing expenses associated with the development of the Company’s product candidates, the conduct of preclinical research and development, and for other working capital and general corporate purposes.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-275402), which was filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2023 and which was declared effective by the SEC on November 27, 2023, as supplemented by a prospectus supplement, dated March 19, 2024, filed with the SEC on March 20, 2024.

The Offering is expected to close on March 21, 2024, subject to customary closing conditions. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion of Goodwin Procter LLP relating to the validity of the Shares is filed herewith as Exhibit 5.1 and is incorporated herein by reference.

Securities Purchase Agreement

On March 19, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with a fund affiliated with Redmile Group, LLC (collectively, “Redmile”). The Purchase Agreement provides that, subject to the closing of the Offering and the satisfaction of other customary closing conditions, Redmile will purchase pre-funded warrants to purchase up to 3,636,364 shares of the Company’s common stock (the “Pre-Funded Warrants”) at an aggregate purchase price of up to approximately $20.0 million for a purchase price per Pre-Funded Warrant of $5.499, which is equal to the per share offering price for the shares of common stock in the Offering, less $0.001, which is the exercise price of each Pre-Funded Warrant. The issuance of the Pre-Funded Warrants will be made in a private placement exempt from the registration requirements of the Securities Act.

The net proceeds to the Company from the sale of the Pre-Funded Warrants are expected to be approximately $20.0 million. The issuance of the Pre-Funded Warrants is expected to occur on March 21, 2024 (the “Closing”), subject to the satisfaction of the closing conditions referenced above.

Pursuant to the Purchase Agreement, the Company has agreed to file a resale registration statement with the SEC as soon as practicable, and in all events within 30 days after the Closing, to register the resale of the shares of the Company’s common stock issuable upon the exercise of the Pre-Funded Warrants.

Redmile is affiliated with one of the Company’s directors, Michael Lee, and is a significant stockholder of the Company.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The form of Pre-Funded Warrant is filed as Exhibit 4.1 hereto and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

Item 3.02 Unregistered Sales of Equity Securities.

See the description set forth in Item 1.01 above under the caption “Securities Purchase Agreement”, which is incorporated into this Item 3.02 by reference. The Pre-Funded Warrants will be issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) under the Securities Act in a transaction not involving a public offering of such pre-funded warrants.

Item 8.01. Other Events

On March 19, 2024, the Company issued a press release announcing that it had priced the Offering, the text of which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s intended use of proceeds from the Offering and the private placement described herein. These and any other forward-looking statements in this report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering and private placement, as well as risks and uncertainties detailed in the Company’s periodic filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and from time to time the Company’s other investor communications. The Company is providing the information in this report as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 19, 2024, among Fate Therapeutics, Inc., BofA Securities, Inc., Jefferies LLC and Leerink Partners LLC, as representatives of the underwriters named therein

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Goodwin Procter LLP

10.1	Securities Purchase Agreement, dated as of March 19, 2024, between Fate Therapeutics, Inc. and RedCo II Master Fund, L.P.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)

99.1	Press Release dated March 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fate Therapeutics, Inc.

Date: March 20, 2024	By:	/s/ J. Scott Wolchko
	Name:	J. Scott Wolchko
	Title:	President and Chief Executive Officer